UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2015

Titanium Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-53803

Nevada	27-0984261
(State of incorporation)	(IRS Employer ID Number)

2100 McKinney Ave, Suite 1780, Dallas, Texas 75201

(Address of principal executive offices)

(469) 606-4521

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

Titanium Healthcare, Inc. (the “Company”) has prepared presentation materials that management intends to use from time to time on and after June 26, 2015 in connection with various presentations about the Company and its operations and performance. The Company may use these materials for presentations to current and potential investors, customers, suppliers, creditors and others with an interest in the Company’s business. The presentation materials are included as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

The information contained in the presentation materials is summary in nature and should be considered within the context of the Company’s filings with the Securities and Exchange Commission and other public announcements. The presentation materials speak only as of the date of this Form 8-K. While the Company may elect to update the presentation materials in the future or reflect events and circumstances occurring or existing after the date of this Form 8-K, the Company specifically disclaims any obligation to do so.

Use of Non-GAAP Financial Information

The Company has included in the presentation materials statements regarding financial measures such as net revenue, expenses, net income (loss) that are prepared in accordance with generally accepted accounting principles, or “GAAP.”

The Company has supplemented the financial information it provides in accordance with GAAP included in the presentation materials with disclosures concerning measures such as EBITDA and adjusted EBITDA, each of which is a non-GAAP financial measure. The method the Company uses to produce these non-GAAP financial measures may differ from the methods used by other companies. Non-GAAP financial measures used in the presentation materials are not measures of financial performance under GAAP and the Company’s reference to these non-GAAP financial measures should be considered in addition to the financial information and guidance that is prepared under GAAP. It should not be considered as a substitute for the financial information and guidance that are presented as consistent with GAAP. The Company’s management uses supplemental non-GAAP financial information internally to understand, manage and evaluate the Company’s business, to make operating decisions and for planning and forecasting purposes. Reconciliations of the non-GAAP financial measures to the nearest GAAP financial measures are included on page 4 of the presentation materials.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information furnished in Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation*

____________

*Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM HEALTHCARE, INC.

Dated: July 1, 2015	By:	/s/ Chuck Talley
Chuck Talley
Chief Financial Officer